UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2021

Joby Aviation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39524	98-1548118
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2155 Delaware Avenue, Suite #225 Santa Cruz, California	95060
(Address of principal executive offices)	(Zip Code)

(831) 426-3733

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	JOBY	New York Stock Exchange
Warrants to purchase common stock	JOBY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On August 16, 2021, Joby Aviation, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the Business Combination and related matters under Items 1.01, 2.01, 3.02, 3.03, 5.01, 5.02, 5.06, 7.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the Business Combination under Items 4.01, 5.03, 5.05 and 8.01 of Form 8-K (as amended, this “Report”).

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 4.01. Changes in Registrant’s Certifying Accountant.

For accounting purposes, the Transactions are treated as a reverse acquisition and, as such, the historical financial statements of the accounting acquirer, Joby, which have been audited by Deloitte & Touche LLP, will become the historical financial statements of the Company. In a reverse acquisition, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse acquisition is completed.

(a) Dismissal of independent registered public accounting firm.

On August 10, 2021, the Audit Committee of the Board dismissed WithumSmith+Brown, PC (“Withum”), RTP’s independent registered public accounting firm prior to the business combination, as the Company’s independent registered public accounting firm effective following the filing of the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2021, which consists only of the accounts of the pre-Business Combination special purpose acquisition company, RTP.

The report of Withum on RTP’s, the Company’s legal predecessor, balance sheet as of December 31, 2020 and the statements of operations, changes in stockholders’ equity and cash flows for the period from June 23, 2020 (inception) to December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from July 3, 2020 (inception) to December 31, 2020 and subsequent interim period through August 16, 2021, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on RTP’s financial statements for such period.

During the period from July 3, 2020 (inception) to December 31, 2020 and subsequent interim period through August 16, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated August 16, 2021, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor.

On August 10, 2021, the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) and intends to appoint Deloitte as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. Deloitte served as independent registered public accounting firm of Joby Aero, Inc. prior to the Business Combination. During the period from July 3, 2020 (inception) to December 31, 2020 and subsequent interim period through August 10, 2021, neither the Company nor anyone on the Company’s behalf consulted with Deloitte with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Deloitte concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the RTP stockholders considered and approved, among other things, the proposals set forth in the Proxy Statement/Prospectus in the section titled “Organizational Documents Proposals” beginning on page 132 of the Proxy Statement/Prospectus (the “Charter Proposal”).

The Amended and Restated Certificate of Incorporation of Joby (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on August 10, 2021, includes the amendments proposed by the Charter Proposal.

On August 10, 2021, the Board approved and adopted the Amended and Restated Bylaws of Joby (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.2 and Exhibit 3.3, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of Joby’s capital stock are included in the Proxy Statement/Prospectus under the sections titled “Organizational Documents Proposals,” “Comparison of Corporate Governance and Shareholder Rights” and “Description of Joby Aviation Securities” beginning on pages 132, 257 and 260, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on August 10, 2021, Joby’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of Joby. A copy of the Code of Business Conduct and Ethics can be found at https://www.jobyaviation.com/investor-relations/ under the link “Governance.” The above description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Business Conduct and Ethics, a copy of which is filed as Exhibit 14.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

As a result of the Business Combination, Joby became the successor issuer to RTP. Pursuant to Rule 12g-3(a) under the Exchange Act, Joby’s common stock and warrants are deemed registered under Section 12(b) of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The (i) audited consolidated financial statements of Old Joby as of and for the years ended December 31, 2020 and 2019 included in the Proxy Statement/Prospectus beginning on page F-49 of the Proxy Statement/Prospectus and (ii) unaudited condensed consolidated financial statements of Old Joby as of and for the periods ended June 30, 2021 and 2020 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of RTP and Old Joby as of and for the six months ended June 30, 2021 and as of and for the year ended December 31, 2020 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated as of February 23, 2021, by and among the Registrant, RTP Merger Sub Inc. and Joby Aero, Inc., (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021).

3.1	Amended and Restated Certificate of Incorporation of Joby Aviation, Inc. (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021).

3.2	Bylaws of Joby Aviation, Inc., to become effective upon Domestication (incorporated by reference to Exhibit 3.3 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021).

4.1	Warrant Agreement, dated as of September 16, 2020, by and between the Registrant and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021).

4.1(a)	Form of Amendment to the Warrant Agreement, by and between the Registrant and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.5 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021).

4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021).

10.1	Sponsor Support Agreement, dated as of February 23, 2021, by and among the Registrant, Reinvent Sponsor LLC and the other parties thereto (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021).

10.2	Sponsor Agreement, dated as of February 23, 2021, by and among the Registrant, Reinvent Sponsor LLC and Joby Aero, Inc. (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021).

10.3	Form of Subscription Agreement, by and between the Registrant and the undersigned subscriber party thereto (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021).

10.4†	Amended and Restated Registration Rights Agreement, by and among Joby Aviation, Inc. and the other parties thereto.

10.5	Form of Majority Company Equityholders Lock-Up Agreement (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021.

10.6	Form of Other Company Equityholders Lock-Up Agreement (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021.

10.7	Letter Agreement, dated as of September 16, 2020, by and among the Registrant, Reinvent Sponsor LLC and the other party thereto (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021).

10.8	Investment Management Trust Agreement, dated as of September 16, 2020, by and between the Registrant and Continental Stock Transfer & Trust Company, as trustee (incorporated by reference to Exhibit 10.8 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021).

10.9	Support Services Agreement, dated as of September 16, 2020, by and between the Registrant and Reinvent Capital LLC (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021).

10.10	Sponsor Warrants Purchase Agreement, dated as of September 16, 2020, by and between the Registrant and Reinvent Sponsor LLC (incorporated by reference to Exhibit 10.10 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021).

10.11	Form of Indemnification Agreement.

10.12+	Joby Aviation, Inc. 2021 Incentive Award Plan.

10.13+	Form of Stock Option Agreement (included in Exhibit 10.12).

10.14+	Form of Restricted Stock Unit Award Agreement (included in Exhibit 10.12).

10.15+	Joby Aviation, Inc. 2021 Employee Stock Purchase Plan.

10.16#	Collaboration Agreement, dated as of January 11, 2021, by and between Joby Aero, Inc. and Uber Technologies, Inc. (incorporated by reference to Exhibit 10.23 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021).

10.17#	Amended and Restated Collaboration Agreement, dated as of August 30, 2019, by and between Joby Aero, Inc. and Toyota Motor Corporation (incorporated by reference to Exhibit 10.24 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021).

10.18#	Memorandum of Understanding, dated as of February 20, 2021, by and between Joby Aero, Inc. and Toyota Motor Corporation (incorporated by reference to Exhibit 10.25 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021).

10.19#	Modification to Other Transaction for Prototype Agreement, dated as of July 14, 2020, by and between Joby Aero, Inc. and The United States Air Force (incorporated by reference to Exhibit 10.26 to the Registration Statement on Form S-4 (File No. 333-254988) filed on July 6, 2021).

10.20(a)	Form of Majority Company Equityholders Lock-Up Agreement.

10.20(b)	Form of Other Company Equityholders Lock-Up Agreement.

14.1	Joby Aviation, Inc. Code of Business Conduct and Ethics.

16.1	Response Letter from WithumSmith + Brown, PC.

99.1	Unaudited condensed consolidated financial statements of Old Joby as of and for the periods ended June 30, 2021 and 2020.

99.2	Unaudited pro forma condensed combined financial information of RTP and Old Joby as of and for the six months ended June 30, 2021 and as of and for the year ended December 31, 2020

99.3	Press Release dated August 10, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

†

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

+	Indicates a management contract or compensatory plan.
#	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, Item 601(b)(10).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Joby Aviation, Inc.

Date: August 16, 2021	By:	/s/ Matthew Field
Name: Matthew Field
Title: Chief Financial Officer

5